UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 14, 2004
                                                           -------------

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                     001-31566                 42-1547151
-----------------------------     ---------------------      -------------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                            07306-4599
------------------------------------------                            ----------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01       Completion of Acquisition or Disposition of Assets
                --------------------------------------------------

         On July 14, 2004, the merger of First Sentinel Bancorp, Inc. ("First Sentinel") with and into Provident Financial Services, Inc. ("Provident"), as contemplated by the Agreement and Plan of Merger dated as of December 19, 2003 by and between Provident and First Sentinel, was completed through the exchange of 60% of First Sentinel common stock for Provident common stock at an exchange rate of 1.092 per share and the conversion of 40% of First Sentinel common stock into cash at a rate of $22.25 per share. The aggregate consideration paid in the merger consisted of $251.9 million in cash and 18,540,662 shares of Provident common stock. The transaction was accounted for using the purchase method of accounting.

         This current report on Form 8-K/A is being filed to amend the initial current report on Form 8-K filed with the Securities and Exchange Commission by Provident on July 16, 2004. The initial report is being amended to include the interim and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K.

Item 9.01.      Financial Statements and Exhibits
                ---------------------------------

     (a)  Financial statements of business acquired.

          (i)  The Audited  Consolidated  Statements  of Financial  Condition at
               December 31, 2003 and 2002 and the Audited Consolidated Statements of Income for the years ended December 31, 2003, 2002 and 2001 of First Sentinel are incorporated herein by reference by Exhibit 99.1.

          (ii) The Unaudited Consolidated Statements of Financial Condition at June 30, 2004 and the Unaudited Consolidated Statements of Income for the six months ended June 30, 2004 of First Sentinel are included in Exhibit 99.2.

     (b)  Pro forma financial information.

          (i) The Unaudited Combined Condensed Consolidated Pro Forma Financial Data at and for the six months ended June 30, 2004 and for the year ended December 31, 2003 are attached hereto as Exhibit 99.2.

     (c)  Exhibits.

          Exhibit No.           Description
          -----------           -----------

             23.1               Consent of KPMG LLP

             99.1 Financial Statements of First Sentinel (incorporated by reference to First Sentinel Bancorp, Inc.'s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on March 26, 2004).

             99.2 Unaudited Combined Condensed Consolidated Pro Forma Financial Data at and for the six months ended June 30, 2004 and for the year ended December 31, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        PROVIDENT FINANCIAL SERVICES, INC.



DATE:  September 24, 2004          By:  /s/ Paul M. Pantozzi
                                        ----------------------------------------
                                        Paul M. Pantozzi
                                        Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

 23.1             Consent of KPMG LLP

 99.1 Financial Statements of First Sentinel (incorporated by reference to First Sentinel Bancorp, Inc.'s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on March 26, 2004).

 99.2 Unaudited Combined Condensed Consolidated Pro Forma Financial Data at and for the six months ended June 30, 2004 and for the year ended December 31, 2003.